Exhibit 32

                              CERTIFICATION OF THE
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



            I, Eric Johnson, the Chief Executive Officer of Aegis Assessments, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Aegis Assessments, Inc. on Form 10-KSB for the fiscal year ended July 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Aegis Assessments, Inc.

         Date: November 10, 2004          /s/ Eric Johnson
                                          --------------------------
                                          Eric Johnson
                                          Chief Executive Officer




            I, David Smith, the Chief Financial Officer of Aegis Ass, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursua
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Reporis Assessments, Inc. on Form 10-KSB for the fiscal year ended September4 fully complies with the requirements of Section 13(a) or 15(d) of thties Exchange Act of 1934 and that information contained in such Annual R Form 10-KSB fairly presents in all material respects the financial c and results of operations of Aegis Assessments, Inc.

         Date: November 10, 2004          /s/ David Smith
                                          --------------------------
                                          David Smith
                                          Chief Financial Officer




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